SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 19, 2002
                            ------------------------
                Date of Report (Date of earliest event reported)

                       AMERICAN REAL ESTATE PARTNERS, L.P.
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

DELAWARE                            1-9516                 13-3398766
----------------                    --------              ---------------
(State of Organization)           (Commission             (IRS Employer
                                    File Number)          Identification Number)


                             100 SOUTH BEDFORD ROAD
                               MT. KISCO, NY 10549
                     ---------------------------------------
         (Address of Registrant's Principal Executive Office (Zip Code)

                                 (914) 242-7700
                               ------------------
              (Registrant's telephone number, including area code)

                               ------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

On December 19, 2002 the Company issued a joint press release with Stratosphere Corporation, a copy of which is filed as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         EXHIBIT NO.    DESCRIPTION
              99.1 Joint Press Release of American Real Estate Partners, L.P. and Stratosphere Corporation, dated as of December 19, 2002.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   AMERICAN REAL ESTATE PARTNERS, L.P.
                   (Registrant)

                   By:     American Property Investors, Inc.
                           General Partner

                           By: /s/ John P. Saldarelli
                                -----------------------------------------
                                John P. Saldarelli
                               Chief Financial Officer, Secretary and Treasurer

Dated:  December 19, 2002


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